UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 26, 2021

EXELIXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30235	04-3257395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1851 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices) (Zip Code)

(650) 837-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.001 Par Value per Share	EXEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
Exelixis, Inc. (Exelixis) held its 2021 Annual Meeting of Stockholders (the Annual Meeting) on May 26, 2021 via live webcast. At the Annual Meeting, the Exelixis stockholders were asked to vote upon:
1.The election of each of eleven directors to hold office until the next annual meeting of stockholders in 2022. The nominees for election to these positions were Charles Cohen, Ph.D., Carl B. Feldbaum, Esq., Maria C. Freire, Ph.D., Alan M. Garber, M.D., Ph.D., Vincent T. Marchesi, M.D., Ph.D., Michael M. Morrissey, Ph.D., Stelios Papadopoulos, Ph.D., George Poste, DVM, Ph.D., FRS, Julie Anne Smith, Lance Willsey, M.D. and Jack L. Wyszomierski;
2.The ratification of the selection by the Audit Committee of the Exelixis Board of Directors of Ernst & Young LLP as Exelixis' independent registered public accounting firm for the fiscal year ending December 31, 2021; and
3.The approval, on an advisory basis, of the compensation of Exelixis’ named executive officers, as disclosed in Exelixis’ definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 15, 2021 (the Proxy Statement).
The voting results of the matters presented at the Annual Meeting are as follows:
1.The election of each of Charles Cohen, Ph.D., Carl B. Feldbaum, Esq., Maria C. Freire, Ph.D., Alan M. Garber, M.D., Ph.D., Vincent T. Marchesi, M.D., Ph.D., Michael M. Morrissey, Ph.D., Stelios Papadopoulos, Ph.D., George Poste, DVM, Ph.D., FRS, Julie Anne Smith, Lance Willsey, M.D. and Jack L. Wyszomierski as directors of Exelixis until the next annual meeting of stockholders in 2022, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal, was approved as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Charles Cohen, Ph.D.	218,827,067	14,370,250	204,171	32,788,410
Carl B. Feldbaum, Esq.	224,464,717	8,717,029	219,742	32,788,410
Maria C. Freire, Ph.D.	227,698,313	5,526,679	176,496	32,788,410
Alan M. Garber, M.D., Ph.D.	195,428,708	37,246,807	725,973	32,788,410
Vincent T. Marchesi, M.D., Ph.D.	219,281,924	13,860,030	259,534	32,788,410
Michael M. Morrissey, Ph.D.	229,382,955	3,830,230	188,303	32,788,410
Stelios Papadopoulos, Ph.D.	207,195,641	25,241,583	964,264	32,788,410
George Poste, DVM, Ph.D., FRS	228,352,436	4,779,249	269,803	32,788,410
Julie Anne Smith	231,811,095	1,386,267	204,126	32,788,410
Lance Willsey, M.D.	219,407,211	13,791,301	202,976	37,788,410
Jack L. Wyszomierksi	214,210,422	18,963,965	227,101	37,788,410
2.    The ratification of Ernst & Young LLP as Exelixis' independent registered public accounting firm for the fiscal year ending December 31, 2021, was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
263,750,578	2,195,639	243,681	0
3.    The compensation of Exelixis’ named executive officers, as disclosed in the Proxy Statement, received advisory approval as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
228,983,027	3,839,053	579,408	32,788,410

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIXIS, INC.

May 27, 2021	/s/ JEFFREY J. HESSEKIEL
Date	Jeffrey J. Hessekiel
Executive Vice President and General Counsel